Strategic Group Variable Universal Life® II

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

Summary Prospectus for New Investors – May 1, 2023

This Summary Prospectus summarizes key features of the Strategic Group Variable Universal Life® II certificate, a group, flexible premium, variable adjustable life insurance certificate issued to individuals under a group life insurance policy (certificate), issued by Massachusetts Mutual Life Insurance Company. In this Summary Prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). You should read this Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Certificate.”

The prospectus for the Strategic Group Variable Universal Life II certificate contains more information about the certificate, including its features, benefits, and risks. You can find the current statutory prospectus and other information about the certificate online at www.MassMutual.com/SGVULII. You can also obtain this information at no cost by calling (800) 548-0073 or by sending an email request to LCMClientServices@MassMutual.com.

YOU MAY CANCEL YOUR CERTIFICATE WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states, this cancellation period may be longer. Upon cancellation, we will issue you a refund, equal to any premium paid for this certificate plus interest credited to this certificate under the GPA to the date this certificate is received by us. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The SEC has not approved or disapproved this certificate or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Purchasing a Certificate	16
How Your Certificate Can Lapse	17
Surrendering Your Certificate or Making Withdrawals: Accessing the Money in Your Certificate	18
Additional Information About Fees	19
Appendix A – Funds Available Under the Certificate	24

Glossary

Account Value. The value of your investment in the Separate Account Divisions and the GPA.

Administrative Office. Massachusetts Mutual Life Insurance Company, LCM Document Management Hub, 1295 State Street, Springfield, MA 01111-0001, (800) 548-0073, (Fax) (413) 226-4054, LCMClientServices@MassMutual.com, www.MassMutual.com

Attained Age.  The Insured’s age on the Issue Date, plus the number of completed Certificate Years.

Base Selected Face Amount. An amount used to determine the total insurance coverage provided by the base certificate while it is In Force. The Base Selected Face Amount coverage is paid for by the employer or the Group Policy owner.

Beneficiary. The person named in the application to receive any death benefit.

Case. A group of certificates issued to individuals with a common employment or other non-insurance motivated relationship.

Certificate Anniversary. The anniversary of the Certificate  Date.

Certificate Date. The date used as the starting point for determining Certificate Anniversary dates, Certificate Years and Monthly Calculation Dates.

Certificate Debt. All outstanding loans plus accrued interest.

Certificate Owner. The person who will generally make the choices that determine how the certificate operates while it is In Force.

Certificate Year. The twelve-month period beginning with the Certificate Date, and each successive twelve-month period thereafter.

Fund(s). The investment entities in which the Separate Account Divisions invest.

General Investment Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Investment Account’s assets include all of our assets, with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone, fax, website, or other electronic means), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your certificate number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Certificate Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.

Grace Period. A period that begins when the Surrender Value is not sufficient to cover monthly charges due and your certificate stays In Force, during which you can pay the amount of premium needed to avoid termination.

In Force. Your certificate  has not terminated.

Insurance Risk. The difference between the death benefit and the Account Value.

Insured. The person on whose life the certificate is issued.

Issue Date. The date we issue the certificate. The Issue Date starts the contestability and suicide periods.

Minimum Death Benefit. The minimum amount of death benefit needed for the certificate to qualify as life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended.

Minimum Initial Premium. The amount required to be paid to issue the certificate.

Modified Endowment Contract (MEC). A special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.

Monthly Calculation Date. The Certificate  Date and the same day of each succeeding calendar month on which monthly charges are due on the certificate.

Net Premium. A premium payment received in Good Order minus the premium load charge.

Planned Premium. The amount selected by you to be paid periodically on the certificate, which establishes the basis for the premium bills we send you.

Portable Certificate. Certificates where the Insured is no longer employed by or associated with the sponsoring employer or group.

Separate Account Division. A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.

Surrender Value. Account Value less Certificate Debt.

Supplemental Selected Face Amount. An amount used to determine the total insurance coverage provided by the base certificate while it is In Force. The Supplemental Selected Face Amount coverage is paid for by the Certificate Owner.

Total Selected Face Amount. A combination of the Base Selected Face Amount and any Supplemental Selected Face Amount and is used to determine the amount of insurance coverage the certificate provides while it is In Force.

Valuation Date. Any day on which the net asset value of the units of each Separate Account Division is determined. Generally, this is any date the New York Stock Exchange (NYSE), or its successor, is open for trading. A Valuation Date ends when the NYSE closes (usually 4 p.m. Eastern Time).

Written Request. A written or electronic communication or instruction in Good Order sent by you to us at our Administrative Office.

Important Information You Should Consider About the Strategic Group Variable Universal Life® II Certificate

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals

When you withdraw a portion of your Account Value from the certificate, we deduct a withdrawal charge of up to 2% of the amount you withdraw, but not more than $25. Please note that this charge applies to any withdrawal – whether it is taken early in your holding of the certificate or later.
The maximum withdrawal amount is equal to the Account Value less (a) any Certificate Debt less (b) an amount equal to (i) the most recent monthly charge multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Planned Premium due date.
For example, if you withdraw $10,000 from your certificate, you will incur a withdrawal charge of $25.

Fee Tables – Transaction Fees – Withdrawal Charge Charges and Deductions – Transaction Charges – Withdrawal Charge
Transaction Charges

In addition to withdrawal charges, you also may be charged for other transactions. These charges are as follows:
Premium Load Charge. Before allocating premiums among the Separate Account Divisions or the GPA, we impose a premium load charge equal to a maximum of 10% of each premium.
Transfer Charge. There is no transfer charge for the first 12 transfers during a Certificate Year. We may impose a transfer charge of up to $10 for the thirteenth and each subsequent transfer in a Certificate Year.

Fee Tables – Transaction Fees – Premium Load Charge
Fee Tables – Transaction Fees – Transfer Charge
Charges and Deductions – Transaction Charges – Premium Load Charge
Charges and Deductions – Transaction Charges – Transfer Charge

Ongoing Fees and Expenses (annual charges)

In addition to withdrawal charges and transaction charges, an investment in the certificate is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the certificate and the cost of optional benefits available under the certificate. These fees and expenses are set based on characteristics of the Insured under the certificate (e.g., age, sex, and underwriting class). You should view the certificate specifications pages for rates applicable to your certificate.
Certificate Owners will also bear expenses associated with the Funds available under the certificate, as shown in the following table:

Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A
	Annual Fee	Minimum	Maximum
	Fund options (Fund fees and expenses)	0.44%(1)	1.68%(1)

(1)	As a percentage of Fund assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the certificate.	Principal Risks – Investment Risks
Not a Short-Term Investment

A certificate is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
We apply a withdrawal charge with respect to any withdrawal you make from the certificate.
A withdrawal may also reduce your certificate’s Total Selected Face Amount and may have adverse tax consequences.
You can avoid withdrawal charges and such possible adverse tax consequences by holding your certificate for the long-term and minimizing withdrawals.

Overview of the Certificate – What is the certificate, and what is it designed to do? Principal Risks – Suitability
Risks Associated with Investment Options

An investment in this certificate is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose.
Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Insurance Company Risks

An investment in the certificate is subject to the risks related to the Depositor (MassMutual). Any obligations (including under any fixed account investment option), guarantees, or benefits of the certificate are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available by calling (800) 665-2654 or by visiting www.MassMutual.com/ratings.

General Information About the Company, the Separate Account and the Underlying Funds – The Guaranteed Principal Account
Certificate Lapse

Your certificate could terminate (or lapse) if the Surrender Value becomes too low to support the certificate’s monthly charges. Factors that may cause your certificate to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your certificate lapses, you may be able to reinstate it. To reinstate your certificate, you must provide us certain written materials we require as well as a premium payment sufficient to keep the certificate In Force for three months after reinstatement. The death benefit will not be paid if the certificate has lapsed.

Principal Risks – Certificate Termination Certificate Termination and Reinstatement

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Generally, you may transfer Account Value among the Separate Account Divisions and the Guaranteed Principal Account (GPA), subject to certain limitations.

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Transfers from the GPA to the Separate Account are limited to one per Certificate Year, and generally may not exceed 25% of your Account Value in the GPA (less any Certificate Debt).

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There is one exception to this rule. If you have transferred 25% of the GPA Value (less any Certificate Debt) for three consecutive years and you have not added any Net Premium or transferred amounts to the GPA during these three consecutive years, you may transfer the remainder of the GPA Value (less any Certificate Debt) out of the GPA in the succeeding Certificate Year.

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Transfers (including transfers through automated programs) cannot be processed during a Grace Period.

In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable Fund.
MassMutual also reserves the right to remove or substitute Funds as investment options that are available under the certificate.

Transfers General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds – Addition, Removal, Closure, or Substitution of Funds
Optional Benefits

Optional benefits, such as riders, may alter the benefits or charges in your certificate. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your certificate, or restrict the availability or terms of other riders.

Other Benefits Available Under the Certificate

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
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You should consult with a tax professional to determine the tax implications of an investment in and payments received under the certificate.

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If you purchase the certificate through a qualified retirement plan, you do not receive any additional tax deferral.

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Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your certificate is taxed as ordinary income. If your certificate becomes a Modified Endowment Contract (MEC), loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.

Federal Income Tax Considerations

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Your registered representative may receive compensation in the form of commissions for selling the certificate to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (certificate retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the certificate may help these registered representatives and their supervisors qualify for such benefits.
This conflict of interest may influence your registered representative to offer or recommend the certificate over another investment.

Other Information – Distribution
Exchanges

Some investment professionals may have a financial incentive to offer you the certificate in place of the one you own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the certificate rather than continue to own your existing life insurance policy.

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Overview of the Certificate

What is the certificate, and what is it designed to do?

The MassMutual Strategic Group Variable Universal Life® II certificate is a variable life insurance policy that provides a death benefit. Certificates are available only to individuals who are members of a group, where the group sponsor such as an employer, sponsoring organization or trust is the owner of a group policy (Group Policy) issued by MassMutual. We refer to a group of certificates issued to individuals with a common employment or other non-insurance motivated relationship as a case (Case). We aggregate each individual in a Case for purposes of determining Issue Dates, Certificate Dates, and underwriting classification.

The Group Policy specifies the rights and privileges of the employer or Group Policy owner. The certificate is evidence of coverage under the Group Policy, and you may exercise all rights and privileges under the certificate through the employer or Group Policy owner. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.

In this prospectus, we refer to the following coverage types:

•	Basic coverage – this refers to coverage that is paid for by the employer or Group Policy owner.

•	Supplemental coverage – this refers to coverage that is paid for by the Certificate Owner and is issued in addition to basic coverage. Additional underwriting may be required for this coverage.

•	Voluntary coverage – this refers to coverage that is paid for by the Certificate Owner and is issued when no basic coverage is being provided by the employer or Group Policy owner. Underwriting is required for this coverage.

The certificate is designed to allow you to fund your life insurance needs through investment in a Guaranteed Principal Account (GPA) and one or more of the variable investment divisions of the Massachusetts Mutual Variable Life Separate Account I (Separate Account). The certificate allows you to allocate your Net Premiums and Account Value among the various investment choices. Your Account Value will vary based on performance of the investment choices you select and the fees and charges under the certificate. In exchange for your premium payments, upon the death of the Insured, we will pay the Beneficiary a death benefit when the Insured dies while the certificate is In Force. You can select one of the two death benefit options available under the certificate. Subject to certain limitations, you can change the death benefit option you selected.

Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. You should not purchase the certificate if you will need the premium payments in a short period of time. The certificate is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Divisions. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the certificate. You may want to consult your financial or tax adviser.

How are premium payments treated under the certificate?

The frequency of premium payments is selected by your employer and can be one month, one calendar quarter, a six month period, or one year. You and your employer decide the amount of premiums you intend to pay (i.e., the ‘‘Planned Premium’’). The Planned Premium frequency selected by the employer forms the basis for the billing cycle for your certificate. If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the certificate on your own. In certain states, you also have the right to convert the certificate to a term life insurance policy. Please see ‘‘Appendix F – State Variations of Certain Certificate Features” in the prospectus.

There is no penalty if the employer does not pay the Planned Premium; however, if the employer does not pay the Planned Premium by the premium notice due date, we will deduct that amount from your Account Value. Payment of the Planned Premium does not guarantee coverage for any period of time. Even if the employer pays Planned Premiums, the certificate terminates if the Account Value less any Certificate Debt becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment.

While your certificate is In Force, you may pay premiums at any time before the death of the Insured subject to certain restrictions. Except for the Minimum Initial Premium, so long as you have sufficient Account Value to keep the certificate In Force, there are no required premium payments under the certificate.

When a premium payment is received in Good Order, we deduct a premium load charge to generally cover taxes and acquisition expenses, and the remaining amount, known as the Net Premium, is allocated among the Separate Account Divisions and the GPA according to your current allocation instructions. You may allocate Net Premiums to a maximum of 25 Separate Account Divisions and the GPA at any time. However, we reserve the right to limit the number of Separate Account Divisions to which you can allocate your premiums if the limitation is necessary to protect your certificate status as life insurance under federal tax law.

Investments in your certificate’s Separate Account Divisions are held in an account separate from the general assets of the Company. We have established a segment within the Separate Account to receive and invest premium payments for the Strategic Group Variable Universal Life II certificates. Currently, the Strategic Group Variable Universal Life II segment is divided into over 40 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. Information about each corresponding Fund is provided at the back of this prospectus. Please see ‘‘Appendix A – Funds Available Under the Certificate.’’

Net Premium and Account Value allocated to the GPA become part of the Company’s General Investment Account, which supports life insurance and annuity obligations, and are dependent on the Company’s financial strength and claims-paying ability. You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Certificate Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate at our discretion.

Federal law, such as the Internal Revenue Code of 1986, as amended (IRC), places restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for the certificate to meet the IRC guidelines, the certificate must qualify as a ‘‘life insurance contract’’ under either the Cash Value Accumulation Test or Guideline Premium Test – as chosen by the Group Policy owner. To maintain its status as a ‘‘life insurance contract’’ we will monitor the certificate for compliance with the limits established by the IRC. In any Certificate Year, we reserve the right to take any action we deem necessary to maintain the status of the certificate, including the right to refuse or refund premium or distribute a portion of your Account Value.

What are the primary features and options that the certificate offers?

•	Choice of Death Benefit Options. The certificate offers a choice of two death benefit options – a Level Option and a Return of Account Value Option. Please see the “Death Benefit” section for more information.

•	Investment Options. You can choose to allocate your Net Premium payments and Account Value among various investment choices. Your choices include the Separate Account Divisions, each of which invests in an underlying Fund, and the Guaranteed Principal Account (GPA).

•	Surrenders and Withdrawals. You may surrender your certificate, and we will pay you its Surrender Value and your certificate will terminate. You may also withdraw a part of the Surrender Value. A withdrawal reduces your Account Value, may reduce the Total Selected Face Amount of the certificate, and may increase the risk that the certificate will terminate or lapse. Surrenders and withdrawals may have adverse tax consequences.

•	Loans. You may take a loan on the certificate once your certificate has been In Force for six months. The certificate secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your certificate may terminate or lapse. Interest charges will apply.

•	Transfers. Generally, you may transfer funds among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Automatic Account Value Transfer and Automated Account Re-balancing.

•	Assignability. Subject to our approval, you may generally assign the certificate as collateral for a loan or other obligation.

•	Tax Treatment. You are generally not taxed on the certificate’s earnings until you withdraw Account Value from your certificate. This is known as tax deferral.

•	Additional Rider Benefits. There are a number of additional benefits you may add to your certificate by way of riders. The riders available with this certificate are listed in the “Other Benefits Available Under the Certificate” section. The Group Policy owner determines which riders are attached to all certificates for that group. An additional charge may apply if you elect a rider.

Death Benefit

How is the death benefit calculated? How is the death benefit paid? Can I change the death benefit and how much is payable under the death benefit?

We offer two death benefit options. Initially the death benefit option is elected by the employer.

•	Death Benefit Option A – the death benefit is the greater of:

∘	the Total Selected Face Amount in effect on the date of death; or

∘	the Minimum Death Benefit in effect on the date of death.

•	Death Benefit Option B – the death benefit is the greater of:

∘	the sum of the Total Selected Face Amount in effect on the date of death plus the Account Value on the date of death; or

∘	the Minimum Death Benefit in effect on the date of death.

The Minimum Death Benefit is determined by one of two compliance tests. You choose the test when you apply for the certificate. You cannot change your choice of test after the certificate is issued.

Under the Cash Value Accumulation Test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor for the Insured’s Attained Age on that date. The death benefit factor depends on the Insured’s: (1) gender; (2) Attained Age; and (3) tobacco use risk classification. Under the Guideline Premium Test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the Attained Age of the Insured. The death benefit factors are shown in your certificate.

The death benefit we pay will be reduced by any outstanding Certificate Debt and any unpaid monthly charges. We calculate the death benefit as of the date of the Insured’s death.

We will normally pay the death benefit within seven calendar days after the date we receive due proof of the Insured’s death and all required documents, in Good Order, at our Administrative Office. We will pay the death benefit in a lump sum.

You may change your Death Benefit Option at any time while the Insured is living by Written Request and subject to our requirement that evidence of insurability must be provided for a change from Death Benefit Option A to Death Benefit Option B. However, no change will be permitted after the Certificate Anniversary nearest the Insured’s 100th birthday.

You may increase or decrease the Total Selected Face Amount of the certificate. If you change your Total Selected Face Amount, your certificate charges, including surrender charges, will change. If the certificate’s Account Value less surrender charges (or Surrender Value if there is Certificate Debt) cannot keep the certificate In Force with the requested change in Total Selected Face Amount, you may be required to pay an additional premium.

To increase the certificate’s Total Selected Face Amount, you must send to our Administrative Office a written application and evidence the Insured is still insurable. The increase in Total Selected Face Amount must be at least $25,000 and cannot be made after the Insured’s 80th birthday. You may not decrease the Base Selected Face Amount to less than the minimum face amount ($50,000).

Other Benefits Available Under the  Certificate

Are there other benefits I can select that will affect how much money my designated Beneficiaries or I will receive under the certificate, or otherwise will affect my rights under the certificate? What are the features, costs, and any limitations associated with these other benefits?

In addition to the standard death benefit(s) associated with your certificate, other standard and/or optional benefits may be available to you.

You can obtain additional benefits if you request them and/or qualify for them. We provide certain additional benefits by rider or endorsement. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the riders.

We also offer two automated transfer programs as additional benefits – Automated Account Value Transfer and Automated Account Re-balancing. Please note that you cannot select both the Automated Account Value Transfer and Automated Account Re-balancing at the same time.

The following table summarizes the information about the additional benefits available under the certificate. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Accelerated Benefits for Terminal Illness Rider	Advances portion of death benefit if Insured is terminally ill and not expected to live more than 12 months.	Standard
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Eligible payment amount (Eligible Amount) does not include: amount of any insurance provided under the certificates or riders on the life on someone other than Insured; and amount payable under accidental death benefit rider. Minimum payment is $25,000.

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Maximum payment is lesser of 75% of Eligible Amount and $250,000, minus total amount accelerated under all other policies issued by us or any of our affiliates on Insured.

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A lien equal to the amount paid under the rider will be established against the certificate. The amount of the lien will be deducted from the amount of payment under the certificate upon the death of Insured.

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Please see ‘‘Appendix F – State Variation of Certain Certificate Features.’’

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Chronic Illness Rider	Permits advances of some of the death benefit due to Insured being chronically ill (as defined in the rider).	Standard
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Available only for Group Policies issued in Ohio on or after January 1, 2021.

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Benefit Option 1, the Maximum Acceleration Amount, may only be exercised once.

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Benefit Option 2, the Annual Eligible Amount may only be exercised up to five times but only once in any 12-month period.

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After an acceleration the certificate remains In Force with any riders.

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The Base Selected Face Amount, and Supplemental Selected Face Amount will be reduced by the Applicable Percentage. Monthly charges will then be based on the new Base Selected Face Amount, Supplemental Selected Face Amount, and Account Value.

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Any Certificate Debt will also be reduced by the Applicable Percentage.

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If Death Benefit Option A was elected, the Surrender Value will be reduced by the Applicable Percentage.

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Does not provide for long-term care insurance or for nursing-home insurance and is not conditioned on the receipt of long-term care or medical services.

Accidental Death Benefit Rider	Provides additional death benefit if Insured’s death is caused by accidental bodily injury.	Optional
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In event of accidental death of Insured, benefit equals lesser of (1) Base Selected Face Amount on date of Insured’s death and (2) $5,000,000.

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Must provide proof that Insured’s death occurred 1) as direct result of bodily injury; 2) within 180 days after injury; and 3) while certificate and rider were in effect.

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No benefit paid if death results directly or indirectly from 1) suicide; 2) war; 3) military service; 4) aviation travel as pilot, crew member, or giving or receiving training; 5) natural causes; 6) drugs; or 7) injury received in commission of felony.

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Please see ‘‘Appendix F – State Variations of Certain Certificate Features.’’

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Children’s Level Term Insurance Rider	Provides level term insurance on life of each of Insured’s children between ages of 15 days and 26 years.	Optional
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Provides $25,000 of level term insurance on life of each of Insured’s children between ages of 15 days and 26 years

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If an insured child dies by suicide, while sane or insane, within two years after the rider issue date, the amount we will pay will be limited to the cost for this rider.

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If an insured child dies by suicide, while sane or insane, within two years after the effective date of reinstatement of this rider, the amount we pay will be limited to the cost for this rider subsequent to the date of reinstatement.

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Please see ‘‘Appendix F – State Variations of Certain Certificate Features.’’

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Overloan Protection Rider	Prevents certificate lapse due to Certificate Debt by providing guaranteed paid-up insurance benefit.	Optional (This rider is included automatically with the certificate if the certificate was issued using the Guideline Premium Test.)

Requirements:

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Certificate In Force and at or past 15th Certificate Anniversary.

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Insured at least Attained Age 75.

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Account Value at least $100,000.

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Non-loaned Account Value must be sufficient to pay rider charge (if not, Certificate Owner required to repay Certificate Debt to exercise rider).

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Certificate issued under Guideline Premium Test.

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Certificate is not and upon exercise of rider will not become a MEC.

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Certificate Debt exceeds specified percentage of Account Value.

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Amounts that can be withdrawn without federal tax penalty have been withdrawn.

Exercising rider results in:

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Change to Option A death benefit if not already selected.

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Total Selected Face Amount equals Minimum Death Benefit.

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Loaned Account Value earns interest at loan interest rate.

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Non-loaned Account Value held in GPA and accrues interest at not less than minimum GPA rate.

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All other riders terminate.

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No additional premiums allowed.

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No further certificate loans or repayments.

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No further certificate changes, transfers, and withdrawals allowed.

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Death benefit adjusted and may be reduced to Minimum Death Benefit.

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This rider is not available in all states. Please see ‘‘Appendix F – State Variations of Certain Certificate Features.’’

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Spouse Level Term Insurance Rider	Provides level term insurance on life of Insured’s spouse.	Optional
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Minimum amount of term insurance under rider is $50,000.

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Minimum increase of term insurance under rider is $25,000.

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Minimum decrease of term insurance under rider is $50,000.

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No decrease in the amount of term insurance is permitted before the first Certificate Anniversary following the rider issue date.

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The amount of term insurance may automatically be decreased if the amount of term insurance on Insured’s spouse is greater than Insured’s coverage under the certificate.

•

If Insured’s spouse dies by suicide, while sane or insane, within two years after this rider’s issue date, the amount we will pay will be limited to the cost for this rider (or, if within two years after the effective date of any increase in the amount of term insurance, the cost of such increase).

•

Please see ‘‘Appendix F – State Variations of Certain Certificate Features.’’

Waiver of Monthly Charges Rider	Waives monthly charges (other than mortality and expense risk charge) while Insured becomes totally disabled (as defined in the rider).	Optional
•

Evidence of insurability required to add rider.

•

Rider benefit ends day before Insured’s Attained Age 65.

•

No benefit paid if death results directly or indirectly from 1) suicide attempt; 2) war; 3) military service; 4) drugs; or 5) injury received in commission of felony.

•

Please see ‘‘Appendix F – State Variation of Certain Certificate Features.’’

Automated Account Value Transfer	Automatically transfers of Account Value in a Separate Account Division to any combination of Separate Account Divisions and GPA monthly.	Optional
•

Limits allocation of Account Value to up to 25 Separate Account Divisions and GPA at any one time.

•

Automated Account Value Transfers are not available from more than one Separate Account Division or from GPA at any time.

•

We may at any time modify, suspend or terminate Automated Account Value Transfer Program without prior notification.

•

You may not participate in the Automated Account Re-balancing program at same time.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Automated Account Re-balancing	Automatically re-balances Account Value to maintain original percent allocation of any combination of Separate Account Divisions and GPA.	Optional
•

Limits allocation of Account Value to up to 25 Separate Account Divisions and GPA at any one time.

•

Minimum amount for transfer is $5.00.

•

We may at any time modify, suspend or terminate automated account re-balancing program without prior notification.

•

You may not participate in Account Value Transfer program at same time.

Purchasing a Certificate

How do I purchase the SGVUL II Certificate?

To purchase the certificate, you must send us a completed application.

You select, within our limits, the certificate’s “Total Selected Face Amount.” The Total Selected Face Amount is a combination of the Base Selected Face Amount and any Supplemental Selected Face Amount and is used to determine the amount of insurance coverage the certificate provides while it is In Force. The minimum Base Selected Face Amount of a certificate is currently $50,000. The available Supplemental Selected Face Amount choices are based on a non-discriminatory plan design that is agreed to by us and the Group Policy owner and are typically based on either a multiple of each employee’s compensation or flat coverage amounts based upon the employee’s job classification.

We determine whether to accept or reject the application for the certificate. Coverage under the certificate becomes effective on the date the last of all premiums due and necessary documents are received in Good Order at our Administrative Office.

How do I determine and make my first premium payment?

You or the Group Policy owner must pay the Minimum Initial Premium and submit the application and all other required forms in Good Order to our Administrative Office before we will issue your certificate. The Minimum Initial Premium is $500.

The Minimum Initial Premium can be paid in one lump sum or throughout the first Certificate Year via payroll deduction or by Pre-Authorized Check (PAC) Premium Payment Service

How do I make premium payments after I have made the initial premium payment?

The frequency of premium payments is selected by your employer and can be one month, one calendar quarter, a six month period, or one year. You and your employer decide the amount of premiums you intend to pay.

The Planned Premium frequency selected by the employer forms the basis for the billing cycle for your certificate. If the employer selects a monthly frequency, then we will send your employer a monthly Planned Premium invoice for your certificate. If the employer selects a yearly frequency, then we will send your employer an annual Planned Premium invoice. The employer may change the Planned Premium frequency at any time by Written Request to us.

If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the certificate on your own. If you choose to continue the certificate, you will become vested in all certificate rights previously held by your employer, including the right to change the frequency of Planned Premium payments to any mode but monthly, unless you select the PAC Premium Payment Service (described below).

There is no penalty if the employer does not pay the Planned Premium; however, if the employer does not pay the Planned Premium by the premium notice due date, we will deduct that amount from your Account Value. Payment of the Planned Premium does not guarantee coverage for any period of time. Even if the employer pays Planned Premiums, the certificate terminates if the Account Value less any Certificate Debt becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment. Please see “Certificate Termination and Reinstatement” in the “Certificate Value” section.

How Your Certificate Can Lapse

Can my certificate lapse?

Yes. Your certificate could terminate if the Account Value less Certificate Debt becomes too low to support the certificate’s monthly charges. Factors that may cause your certificate to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. The certificate will not terminate simply because you do not make premium payments. In addition, making premium payments will not guarantee that the certificate will remain In Force (for example, if the investment experience of the Funds has been unfavorable, your Surrender Value may decrease even if you make periodic premium payments). If the certificate does terminate, you may be permitted to reinstate it.

What happens to my certificate if it lapses?

While we do not assess a surrender charge for your certificate if it lapses, certificate termination could have adverse tax consequences for you. If the certificate is reinstated, any adverse tax consequences that resulted from the certificate termination cannot be reversed. To avoid certificate termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your certificate In Force. For more information on the effect of certificate termination, please see the “Federal Income Tax Considerations” section.

Does the certificate offer any protections against my certificate lapsing?

Before your certificate terminates, we allow a Grace Period during which you can pay the amount of premium needed to avoid certificate termination. We will mail to you and any assignee a notice informing you and any assignee of the start of the Grace Period and the amount of premium needed to avoid termination of the certificate.

The Grace Period begins on the date the monthly charges are due. It ends on the later of:

•	61 calendar days after the date the Grace Period begins, or

•	31 calendar days after the date we mail you and any assignee written notice at the last known address shown in our records.

During the Grace Period, the certificate will stay In Force. If the Insured dies during this period and the amount of premium needed to avoid Certificate Termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid Certificate Termination and any Certificate Debt.

If we do not receive the required payment by the end of the Grace Period, the certificate will terminate without value at the end of the Grace Period. We will return a premium payment if it is less than the minimum amount needed to avoid termination.

During the Grace Period, certain financial transactions cannot be processed (transfers, withdrawals, loans). You must pay the premium due before subsequent financial transactions can be processed.

The Company’s mailing of a certificate termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Can my certificate be reinstated after a lapse? If your certificate terminates, you may be able to reinstate it; however, you may not reinstate your certificate if the certificate was surrendered or it has been three years or more since termination.

To reinstate your certificate, we will need:

•	a written application to reinstate;

•	evidence, satisfactory to us, that the Insured is still insurable;

•	a premium payment sufficient to keep the certificate In Force for three months after reinstatement. The minimum amount of this premium will be quoted upon request; and

•	a MEC Notice and Acknowledgement form, if the reinstated certificate would be a MEC.

If you reinstate your certificate, the Total Selected Face Amount will be the same as it was when the certificate terminated. Your Account Value will be the premium paid to reinstate your certificate, less the premium load charge, less applicable monthly charges due.

Surrendering Your Certificate or Making Withdrawals: Accessing the Money in Your Certificate

Can I cancel my certificate?

Yes, you can cancel your certificate, known as a surrender, at any time while the certificate is In Force. To surrender your certificate, you must submit a completed surrender form and any other forms we may require. Upon surrender, we will pay you the certificate’s Surrender Value. The Surrender Value is equal to the Account Value of the certificate less any Certificate Debt.

The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office, unless you select a later effective date. If the surrender involves an exchange or transfer of assets to a certificate issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your surrender request will be effective on the next Valuation Date.

We will pay any surrender amounts generally within seven calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments.

The certificate terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the certificate may result in adverse tax consequences.

Can I make a withdrawal from my certificate?

Yes, after the first Certificate Year, you may withdraw up to an amount equal to (1) the Account Value less (2) Certificate Debt less (3) an amount equal to (i) the most recent monthly charge multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Planned Premium due date. This amount is referred to as the maximum withdrawal amount. The minimum amount you may withdraw is $500. You can make a withdrawal by sending us a Written Request in Good Order on our partial withdrawal request form, stating the dollar amount and corresponding Separate Account Divisions from which you want the withdrawal made. If you withdraw from the GPA, the withdrawal cannot exceed the non-loaned Account Value in the GPA. We deduct a withdrawal charge of up to 2.0% of the amount you withdraw, but not more than $25.00.

A withdrawal will reduce your certificate’s Account Value by the amount withdrawn. If the certificate’s Surrender Value is reduced to a point where it cannot meet a monthly deduction, your certificate may terminate.

A withdrawal may also: (1) reduce your certificate’s Supplemental Selected Face Amount and the Base Selected Face Amount; and (2) have adverse tax consequences.

If necessary, we will reduce your certificate’s Supplemental Selected Face Amount and the Base Selected Face Amount upon withdrawal to prevent an increase in the net amount at risk, unless you provide us with satisfactory evidence of insurability. If you do not specify, any decrease will be applied first to the Supplemental Selected Face Amount and then, if necessary, to the Base Selected Face Amount.

Withdrawal requests will be effective on the Valuation Date we receive the Written Request at our Administrative Office. Withdrawal requests determined to be in Good Order on a non-Valuation Date or after the end of a Valuation Date will be effective as of the next Valuation Date.

We will pay withdrawal amounts generally within seven calendar days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Additional Information about Fees

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the certificate. Please refer to your certificate’s specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the certificate, surrender or make withdrawals from the certificate, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Load Charge(1)	When you pay premium	Maximum:	10% of each premium payment
		Current:	3% of each premium payment
Withdrawal Charge	When you withdraw a portion of your Account Value from the certificate	Maximum:	2% of the amount withdrawn, not to exceed $25 per withdrawal
		Current:	2% of the amount withdrawn, not to exceed $25 per withdrawal
Transfer Charge	Upon each transfer after the first twelve transfers in a Certificate Year	Maximum:	$10 per transfer
		Current:	$0 per transfer
Accelerated Benefits for Terminal Illness Rider	Upon request for the Accelerated Benefits	Maximum:	$250
		Current:	$0
Overloan Protection Rider	Once, upon activation of rider	Maximum:	3.71% of Account Value(2)
		Minimum:	0.33% of Account Value(2)
		Representative Insured: Age 80	3.19% of Account Value(2)
(1)	The Premium Load Charge may vary by employer group depending on: (1) the group enrollment procedures selected by the employer; (2) the total group premium paid by the employer; and (3) the size of the employer group.
(2)	The charge is assessed once at the time the Overloan Protection Rider is activated. The applicable percentage of Account Value varies by Attained Age, 75–99. Please see ‘‘Overloan Protection Rider’’ in the ‘‘Other Benefits Available Under the Certificate’’ section for the applicable percentages.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the certificate, not including Fund fees and expenses.

For Certificates Issued After December 31, 2019

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Certificate Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$59.52 per $1,000 of Insurance Risk
		Minimum:	$0.05 per $1,000 of Insurance Risk
		Current:	$0.05–$29.00 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Death Benefit Option A(3)	$0.08 per $1,000 of Insurance Risk
Mortality & Expense Risk Charge(4)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	1.00% of the certificate’s Variable Account Value on an annual basis
		Current:	0.75% of the certificate’s Variable Account Value on an annual basis
Loan Interest Rate Expense Charge(5)	Reduces the interest we credit on the loaned value. We credit the loan interest daily	Maximum:
		Certificate Year 1–20:	3.00% as a percentage of loaned amount on an annual basis
		Certificate Year 21+:	2.50% as a percentage of loaned amount on an annual basis
Current:
		Certificate Year 1–20:	1.00% as a percentage of loaned amount on an annual basis
		Certificate Year 21+:	0.50% as a percentage of loaned amount on an annual basis
Optional Benefit Charges:
Accelerated Death Benefit for Chronic Illness Rider	Upon request for the Chronic Care Benefit payment	Maximum:	36%(6)
		Maximum:	18-36%(6)
Accidental Death Benefit Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of rider coverage
		Minimum:	$0.025 per $1,000 of rider coverage
Children’s Level Term Insurance Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$4.50
		Current:	$4.50

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Spouse Level Term Insurance Rider(7)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$0.78 per $1,000 of rider coverage
		Minimum:	$0.06 per $1,000 of rider coverage
		Representative Insured: Age 45(8)	$0.12 per $1,000 of rider coverage
Waiver of Monthly Charges Rider(9)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$11.98 per $100 of Monthly Deduction(10)
		Minimum:	$4.55 per $100 of Monthly Deduction(10)
		Representative Insured: Age 45	$10.29 per $100 of Monthly Deduction(10)
(1)	The cost of insurance charge rates may vary based on a number of factors, including but not limited to, the Insured’s age, coverage type (mandatory, supplemental, voluntary only), risk classification, selected face amount, group rating and portability status. Thus, the cost of insurance charge shown in the above table may not be representative of the charge that a particular Certificate Owner will pay. For more information on the cost of insurance charge rates for Portable Certificates, please see ‘‘Cost of Insurance Charge’’ in the ‘‘Monthly Charges Against the Account Value’’ section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073. Please see ‘‘Transaction Charges’’ in the ‘‘Charges and Deductions’’ section.
(2)	The maximum cost of insurance charge rates are based on 150% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Unisex (80% Male) and Composite Table. The cost of insurance charges are deducted from the GPA. If the value in the GPA is less than the charges, the deficiency will be deducted proportionately from the then current Account Values in the Separate Account Divisions.
(3)	The rates shown for ‘‘representative insured’’ are first year rates for employer paid coverage only (also known as mandatory coverage). Rates for supplemental coverage for the 1st year (for a 45 year old) are $0.11 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted). The rates for voluntary only coverage for the 1st year (for a 45 year old) are $0.12 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted). For Portable Certificates, please see ‘‘Cost of Insurance Charge’’ in the ‘‘Monthly Charges Against the Account Value’’ section.
(4)	The mortality & expense risk charge is deducted proportionately from the then current Account Values in the Separate Account Divisions.
(5)	We charge interest on certificate loans that you may choose to take, but we also credit interest on the Account Value we hold as collateral on certificate loans. The loan interest rate expense charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.
(6)	The cost for exercising the Chronic Care Benefit is based on the age of the Insured on the date we approve the Chronic Care Benefit payment and is a percentage of either the Maximum Acceleration Amount if Benefit Option 1 is elected or the Annual Eligible Amount if Benefit Option 2 is elected.
(7)	The Spouse Level Term Insurance Rider charges vary based on the individual characteristics of the Insured spouse. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the Spouse Level Term Insurance Rider charges for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073.
(8)	The rates shown for the ‘‘representative insured’’ are first year rates only.
(9)	The charges for the Waiver of Monthly Charges Rider vary by age. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the charges for your particular situation for the Waiver of Monthly Charges Rider, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at (800) 548-0073.
(10)	The certificate’s ‘‘Monthly Deduction’’ is the sum of the following current monthly charges: (a) cost of insurance charge for the base coverage, (b) cost of insurance charge for the supplemental coverage (if applicable), and (c) any applicable rider charges.

For Certificates Issued On or Before December 31, 2019

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Certificate Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$51.77 per $1,000 of Insurance Risk
		Minimum:	$0.05 per $1,000 of Insurance Risk
		Current:	$0.05–$51.77 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Death Benefit Option A(3)	$0.08 per $1,000 of Insurance Risk
Mortality & Expense Risk Charge(4)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	1.00% of the certificate’s Variable Account Value on an annual basis
		Current:	0.75% of the certificate’s Variable Account Value on an annual basis
Loan Interest Rate Expense Charge(5)	Reduces the interest we credit on the loaned value. We credit the loan interest daily	Maximum:
		Certificate Year 1–20:	3.00% as a percentage of loaned amount on an annual basis
		Certificate Year 21+:	2.50% as a percentage of loaned amount on an annual basis
Current:
		Certificate Year 1–20:	1.00% as a percentage of loaned amount on an annual basis
		Certificate Year 21+:	0.50% as a percentage of loaned amount on an annual basis
Optional Benefit Charges:
Accidental Death Benefit Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of rider coverage
		Minimum:	$0.025 per $1,000 of rider coverage
Children’s Level Term Insurance Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$4.50
		Current:	$4.50
Spouse Level Term Insurance Rider(6)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$0.78 per $1,000 of rider coverage
		Minimum:	$0.06 per $1,000 of rider coverage
		Representative Insured: Age 45(7)	$0.12 per $1,000 of rider coverage

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Charges Rider(8)	Monthly, on the certificate’s Monthly Calculation Date	Maximum:	$11.98 per $100 of Monthly Deduction(9)
		Minimum:	$4.55 per $100 of Monthly Deduction(9)
		Representative Insured: Age 45	$10.29 per $100 of Monthly Deduction(9)
(1)	The cost of insurance charge rates may vary based on a number of factors, including but not limited to, the Insured’s age, coverage type (mandatory, supplemental, voluntary only), risk classification, selected face amount, group rating and portability status. Thus, the cost of insurance charge shown in the above table may not be representative of the charge that a particular Certificate Owner will pay. For more information on the cost of insurance charge rates for Portable Certificates, please see ‘‘Cost of Insurance Charge’’ in the ‘‘Monthly Charges Against the Account Value’’ section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073. Please see ‘‘Transaction Charges’’ in the ‘‘Charges and Deductions’’ section.
(2)	The maximum cost of insurance charge rates are based on 150% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Unisex (80% Male) and Composite Table. The cost of insurance charges are deducted from the GPA. If the value in the GPA is less than the charges, the deficiency will be deducted proportionately from the then current Account Values in the Separate Account Divisions.
(3)	The rates shown for ‘‘representative insured’’ are first year rates for employer paid coverage only (also known as mandatory coverage). Rates for supplemental coverage for the 1st year (for a 45 year old) are $0.11 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted). The rates for voluntary only coverage for the 1st year (for a 45 year old) are $0.12 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted). For Portable Certificates, please see ‘‘Cost of Insurance Charge’’ in the ‘‘Monthly Charges Against the Account Value’’ section.
(4)	The mortality & expense risk charge is deducted proportionately from the then current Account Values in the Separate Account Divisions.
(5)	We charge interest on certificate loans that you may choose to take, but we also credit interest on the Account Value we hold as collateral on certificate loans. The loan interest rate expense charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.
(6)	The Spouse Level Term Insurance Rider charges vary based on the individual characteristics of the Insured spouse. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the Spouse Level Term Insurance Rider charges for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073.
(7)	The rates shown for the ‘‘representative insured’’ are first year rates only.
(8)	The charges for the Waiver of Monthly Charges Rider vary by age. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the charges for your particular situation for the Waiver of Monthly Charges Rider, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at (800) 548-0073.
(9)	The certificate’s ‘‘Monthly Deduction’’ is the sum of the following current monthly charges: (a) cost of insurance charge for the base coverage, (b) cost of insurance charge for the supplemental coverage (if applicable), and (c) any applicable rider charges.

All of the monthly charges listed in the tables above are deducted proportionately from the then current Account Values in the Separate Account and the GPA (unless you direct us to deduct monthly charges from one Separate Account Division or from the GPA). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

The next table shows the minimum and maximum total operating expenses charged by any of the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the certificate. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses	Minimum	Maximum
Range of total annual fund operating expenses including management fees, distribution and/or service (12b-1) fees and other expenses.(1)	0.44%	1.68%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Appendix A

Funds Available Under the Certificate

The following is a list of Funds currently available under the certificate. This list of Funds is subject to change, as discussed in the prospectus for the certificate. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/SGVULII. You can also request this information at no cost by calling (800) 548-0073 or sending an email request to LCMClientServices@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your certificate may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Asset Allocation	MML Aggressive Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.97%	–15.90%	4.83%	8.12%
Asset Allocation	MML American Funds Core Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.01% (*)	–13.70%	4.05%	6.80%
Asset Allocation	MML Balanced Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.83%	–14.73%	3.02%	5.14%
Asset Allocation	MML Conservative Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.81%	–14.74%	2.50%	4.34%
Asset Allocation	MML Growth Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.89%	–15.30%	4.27%	7.08%
Asset Allocation	MML Moderate Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.85%	–14.97%	3.36%	5.84%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.54%	1.22%	0.89%	0.49%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.91% (*)	–11.46%	–1.30%	0.63%
Fixed Income	MML Dynamic Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Advisers: Western Asset Management Company, LLC and Western Asset Management Company Limited	0.57% (*)	–13.98%	–0.59%	—
Fixed Income	MML High Yield Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.97% (*)	–11.72%	1.79%	4.31%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.60% (*)	–13.35%	1.84%	1.02%
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.44%	–12.05%	2.22%	4.81%
Fixed Income	MML Short-Duration Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.59%	–7.79%	0.26%	0.99%
Fixed Income	MML Total Return Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	0.64%	–14.70%	–0.04%	0.85%
Balanced	MML Blend Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50%	–16.59%	4.69%	7.80%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC	0.44%	–4.65%	7.72%	10.50%
Large Cap Value	MML Equity Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	–3.57%	7.06%	9.71%
Large Cap Value	MML Fundamental Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.	0.80% (*)	–4.86%	6.93%	9.93%
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.70%	–0.31%	7.34%	10.23%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Service Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.70%	–26.38%	8.55%	11.31%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	–20.13%	7.15%	10.76%
Large Cap Blend	MML Focused Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	0.87%	–4.69%	11.59%	13.39%
Large Cap Blend	MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81%	–20.24%	10.50%	13.04%
Large Cap Blend	MML Sustainable Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.57%	–17.01%	8.64%	11.67%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Growth	MML American Funds Growth Fund (Service Class I)(3)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.03%	–30.29%	10.66%	13.16%
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	–39.50%	4.59%	11.41%
Large Cap Growth	MML Large Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.72%	–27.55%	7.84%	11.54%
Small/Mid-Cap Value	MML Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.90%	–1.33%	6.81%	11.12%
Small/Mid-Cap Value	MML Small Company Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.93% (*)	–14.78%	4.99%	8.98%
Small/Mid-Cap Value	MML Small/Mid-Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.83%	–15.69%	4.18%	9.54%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.73%	–15.88%	7.20%	11.07%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	–30.98%	8.64%	11.83%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Wellington Management Company LLP	0.82%	–25.11%	6.46%	11.61%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.10% (*)	–23.15%	7.40%	11.44%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	–27.13%	0.23%	4.21%
International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.81%	–31.76%	2.85%	7.86%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.94% (*)	–14.58%	–0.54%	2.62%
International/Global	MML Global Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	0.85%	–17.71%	5.39%	8.63%
International/Global	MML International Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Advisers: Massachusetts Financial Services Company and Harris Associates L.P.	0.98% (*)	–15.10%	–1.03%	—

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
International/Global	MML Strategic Emerging Markets Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.25% (*)	–26.58%	–2.69%	–0.56%
Specialty(5)

Delaware Ivy VIP Asset Strategy (Class II)
Adviser: Delaware Management Company
Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited, and Macquarie Funds Management Hong Kong Limited

		0.87% (*)	–14.74%	4.31%	4.45%
Specialty(5)	MML Managed Volatility Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.08%	–12.05%	2.22%	4.81%
(*)	These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the Fund’s total current expenses for Owners and will continue past the current year.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(3)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(4)	The MML American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as investment choices under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML American Funds Growth Fund.
(5)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

This Summary Prospectus incorporates by reference the MassMutual Strategic Group Variable Universal Life II certificate’s statutory prospectus and Statement of Additional Information (SAI), both dated May 1, 2023, as amended or supplemented. The SAI includes additional information about Massachusetts Mutual Variable Life Separate Account I.

You can find the statutory prospectus and SAI at www.MassMutual.com/SGVULII. You can also obtain this information at no cost by calling (800) 548-0073 or by sending an email request to LCMClientServices@MassMutual.com.

EDGAR Contract Identifier: C000161953